EXHIBIT 99
                              Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:  February 2, 2004
Issuer & Symbol:               Playtex Products, Inc. (PYX)
Address of each Reporting Person for this Form 4:
909 Montgomery Street, Suite 400, San Francisco, CA  94133
Relationship to Issuer of each Reporting Person:  10% Owner and Director

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

February 4, 2004

RICHARD C. BLUM & ASSOCIATES, INC.    BLUM CAPITAL PARTNERS, L.P.
                                      By: Richard C. Blum & Associates, Inc.,
                                          its general partner

By:  /s/ Marc T. Scholvinck           By:  /s/ Marc T. Scholvinck
     Marc T. Scholvinck, Partner,          Marc T. Scholvinck, Partner,
     Chief Financial Officer               Chief Financial Officer
      and Assistant Secretary               and Assistant Secretary

BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS, L.P.
STINSON CAPITAL PARTNERS II, L.P.     STINSON CAPITAL FUND (CAYMAN), LTD.
STINSON CAPITAL PARTNERS III, L.P.    By:  BLUM CAPITAL PARTNERS, L.P.,
STINSON CAPITAL PARTNERS (QP), L.P.         its investment advisor
RCBA-PLAYTEX, L.P.                    By:  Richard C. Blum & Associates, Inc.,
                                             its general partner
By: BLUM CAPITAL PARTNERS, L.P.,
     its general partner
By: Richard C. Blum & Associates, Inc.,
     its general partner

By:   /s/ Marc T. Scholvinck          By:  /s/ Marc T. Scholvinck
     Marc T. Scholvinck                     Marc T. Scholvinck
     Partner, Chief Financial Officer       Partner, Chief Financial Officer
      and Assistant Secretary                and Assistant Secretary

BLUM STRATEGIC GP, L.L.C.             BLUM STRATEGIC PARTNERS, L.P.
                                      By: BLUM STRATEGIC GP, L.L.C.,
                                           its general partner


By:   /s/ Marc T. Scholvinck          By:   /s/ Marc T. Scholvinck
     Marc T. Scholvinck, Member           Marc T. Scholvinck, Member

RICHARD C. BLUM


By:  /s/ Marc T. Scholvinck
     Marc T. Scholvinck, Attorney-in-Fact